                                                                EXHIBIT 10.8.3.7

                                 AMENDMENT NO. 7


               AMENDMENT NO. 7 dated as of September 16, 1997, between FIDELITY NATIONAL FINANCIAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, a New York state-chartered banking corporation, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $35,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 7, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Credit Agreement shall be amended as follows:

               2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

               2.02. The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Credit Agreement shall be hereby amended to read in its entirety as follows:

        "'Revolving Credit Commitment Termination Date' shall mean November 21, 1997, subject to extension as provided in Section 2.09 hereof."

               Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in


                                 Amendment No. 7
said Section 7 to "this Agreement" included reference to this Amendment No. 7.

               Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective upon receipt by the Administrative Agent of duly executed counterparts of this Amendment No. 7 by the Company and the Banks.

               Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 7 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 7 by signing any such counterpart. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered as of the day and year first above written.


                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By      /s/ Carl A. Strunk
                                                --------------------------------
                                        Title:


                                        BANKS

                                        THE CHASE MANHATTAN BANK


                                        By      /s/ Peter Platten
                                                --------------------------------
                                        Title:  Vice President


                                 Amendment No. 7

                                        IMPERIAL BANK


                                        By      /s/ Jeff Thomas
                                                --------------------------------
                                        Title:  Vice President


                                        SANWA BANK CALIFORNIA


                                        By      /s/ John C. Hyche
                                                --------------------------------
                                        Title:  Vice President


                                        WELLS FARGO BANK, N.A.


                                        By      /s/ Sandra D. Martin
                                                --------------------------------
                                        Title:  Vice President


                                        THE CHASE MANHATTAN BANK,
                                           as Administrative Agent


                                        By      /s/ Peter Platten
                                                --------------------------------
                                        Title:  Vice President


                                 Amendment No. 7